UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
0-51357		52-2084569
(Commission File Number)		(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 31, 2015, Builders FirstSource, Inc. (the “Company”) completed an acquisition of all of the issued and outstanding equity interests of ProBuild Holdings LLC. Filed with this Form 8-K is the unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2015, giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information (and notes thereto) of Builders FirstSource, Inc. giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: May 18, 2016	By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information (and notes thereto) of Builders FirstSource, Inc. giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions